FEDERATED INDEX TRUST
AMENDMENT #18
TO THE RESTATED
AND AMENDED
DECLARATION
OF TRUST
Dated
May 19, 2000
	THIS Restated
and Amended Declaration
of Trust is amended
as follows:
	Strike the
first paragraph
of Section 5
- Establishment
and Designation of
Series or
Class of
Article III -
BENEFICIAL INTEREST
from the Declaration
of Trust and
substitute in
its place
the following:
Section 5.
Establishment
and Designation
of Series or
Class.  Without
limiting the
authority of the
Trustees set forth
in Article XII,
Section 8, inter alia,
to establish and
designate any additional
Series or Class or
to modify the rights
and preferences of any
existing Series or
Class, the Series
shall be, and
are established and
designated as:
Federated Max-Cap Index Fund
Class C Shares
Class R Shares
Service Shares
Institutional Shares
Federated Mid-Cap
Index Fund
Service Shares
The undersigned hereby
certify that the
above-stated Amendment
is a true
and correct Amendment
to the Declaration of
Trust, as adopted by
the Board of Trustees
at a meeting on the
13th day of May, 2011,
to become effective
on September 30, 2011.
Witness the due
execution this 23rd
day of August, 2011.
/s/ John F. Donahue
/s/ Charles F.
Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.
/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson
/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill
/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh
/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will
/s/ Peter E. Madden
Peter E. Madden


FEDERATED INDEX TRUST
AMENDMENT #19
TO THE RESTATED
AND AMENDED
DECLARATION OF
TRUST
Dated May 19,
2000

THIS Restated and
Amended Declaration
of Trust is amended
as follows:

Strike the first
paragraph of
Section 5
- Establishment
and Designation
of Series or
Class of Article III
- BENEFICIAL INTEREST
from the Declaration
of Trust and
substitute in
its place the
following:

Section 5.  Establishment
and Designation of
Series or Class.
Without limiting
the authority of the
Trustees set forth
in Article XII,
Section 8, inter
alia, to establish
and designate any
additional Series
or Class or to modify
the rights and
preferences of any
existing Series or
Class, the Series
shall be, and are
established and
designated as:
Federated Max-Cap
Index Fund
Class C Shares
Class R Shares
Service Shares
Institutional Shares
Federated Mid-Cap
Index Fund
Institutional Shares
Service Shares

The undersigned
hereby certify
that the
above-stated
Amendment is
a true
and correct Amendment
to the Declaration of Trust,
as adopted by the
Board of Trustees
at a meeting on the
10th day of
November, 2011,
to become effective
on January 4, 2012.

Witness the due
execution this 10th
day of November, 2011.

/s/ John F. Donahue
/s/ Charles F.
Mansfield, Jr	.
John F. Donahue
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunning ham
/s/ Thomas M. O'Neil	l
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will


/s/ Peter E. Madden

Peter E. Madden